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                                                                    EXHIBIT 23.1
CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 and Form S-8 (No. 2-38768, No. 2-44043, No. 2-45346, No. 2-51498, No. 2-59317, No. 2-61858, No. 2-62760, No. 2-64336, No. 2-67600, No.
2-72058, No. 2-75874, No. 2-75875, No. 2-78291, No. 2-87005, No. 2-82989, No.
2-90756, No. 2-91945, No. 2-95589, No. 2-97439, No. 33-8495, No. 33-13874, No.
33-18073, No. 33-25291, No. 33-41643, No. 33-48996, No. 33-57250, No. 33-60327,
No. 33-60827, No. 33-62821, No. 333-21365, No. 333-48639, No. 333-58095, No.
333-70069, No. 333-74187, No. 333-83813, No. 333-31024, No. 333-31346, No.
333-39976, No. 333-45828, No. 333-50198, No. 333-52938, 333-68640 and 333-69546)
of American International Group, Inc. of our report dated February 7, 2001, except as to the pooling of interests with American General Corporation which is as of August 29, 2001, relating to the supplemental consolidated financial statements and financial statement schedules, which appears in this Current Report on Form 8-K. We also consent to the references to our firm under the headings "Financial Statements" or "Experts" in such Registration Statements.

                                PricewaterhouseCoopers LLP
                                New York, New York
                                October 9, 2001

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                                                                    EXHIBIT 23.2
CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion in the Current Report on Form 8-K of American International Group, Inc. dated October 9, 2001, of our report dated January 23, 2001 with respect to the consolidated financial statements and related financial statement schedules of American General Corporation as of December 31, 2000 and 1999 and each of the three years in the period ended December 31, 2000 (not presented separately herein), filed with the Securities and Exchange Commission.

                                      ERNST & YOUNG LLP

                                      Houston, Texas
                                      October 9, 2001

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